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                                                                    EXHIBIT 23.1

                               ACCOUNTANTS' CONSENT

The Board of Directors
Cablevision Systems Corporation:

     We consent to the incorporation by reference in this Amendment No. 1 to the Consent Solicitation Statement/Prospectus No. 33-62717 of Cablevision Systems Corporation of our report dated March 10, 1995, relating to the consolidated balance sheets of Cablevision Systems Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the years in the three-year period ended December 31, 1994, and the related schedule, which report appears in the December 31, 1994 annual report on Form 10-K of Cablevision Systems Corporation, and to the references to our firm under the headings 'Selected Financial and Operating Information -- Cablevision' and 'Experts' in the prospectus.

                                          KPMG Peat Marwick LLP

Jericho, New York
October 17, 1995

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                              ACCOUNTANTS' CONSENT

The Board of Directors
Cablevision of Boston Limited Partnership:

     We consent to the inclusion in this Amendment No. 1 to the Consent Solicitation Statement/Prospectus No. 33-62717 of Cablevision of Boston Limited Partnership of our report dated March 10, 1995, except as to Note 11, which is as of April 14, 1995, relating to the consolidated balance sheets of Cablevision of Boston Limited Partnership and consolidated company as of December 31, 1994 and 1993, and the related consolidated statements of operations, partners' deficiency and cash flows for each of the years in the three-year period ended December 31, 1994 included herein and to the references to our firm under the headings 'Selected Financial and Operating Information -- Related Partnerships' and 'Experts' in the prospectus.

                                          KPMG Peat Marwick LLP

Jericho, New York
October 17, 1995

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                              ACCOUNTANTS' CONSENT

The Partners
American Movie Classics Company:

     We consent to the inclusion in this Amendment No. 1 to the Consent Solicitation Statement/Prospectus No. 33-62717 of Cablevision Systems Corporation of our report dated March 4, 1994, relating to the balance sheets of American Movie Classics Company as of December 31, 1993 and 1992, and the related consolidated statements of operations, partners' capital (deficiency) and cash flows for each of the years in the three-year period ended December 31, 1993 included herein and to the reference to our firm under the heading 'Experts' in the prospectus.

                                          KPMG Peat Marwick LLP

Jericho, New York
October 17, 1995